The Income Fund of America, Inc.

Prospectus Supplement dated March 23, 2004
for Prospectus dated October 1, 2003

The following information in the first paragraph under Distributions and taxes -- Dividends and distributions on page 25 has been amended as follows:

The fund declares daily dividends from net investment income and distributes the accrued dividends, which may fluctuate, to shareholders each quarter. Dividends begin accruing one day after payment for shares is received by the fund or American Funds Service Company. Capital gains, if any, are usually distributed in December. When a capital gain is distributed, the net asset value per share is reduced by the amount of the payment.


Please keep this Supplement with your copy of the Prospectus.

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The Income Fund of America, Inc.

Prospectus Supplement dated March 23, 2004 for Retirement Plan Prospectus dated October 1, 2003

The following information in the first paragraph under Distributions and taxes -- Dividends and distributions on page 18 has been amended as follows:

The fund declares daily dividends from net investment income and distributes the accrued dividends, which may fluctuate, to shareholders each quarter. Dividends begin accruing one day after payment for shares is received by the fund or American Funds Service Company. Capital gains, if any, are usually distributed in December. When a capital gain is distributed, the net asset value per share is reduced by the amount of the payment.


Please keep this Supplement with your copy of the Retirement Plan Prospectus.